                                                                      Exhibit 99

                                   GOLD BANC

                                      2000
                                     ANNUAL
                                    MEETING
                                 APRIL 25, 2001

                                MORE THAN MONEY


                           WELCOME AND INTRODUCTIONS

                                   GOLD BANC

                             ANNUAL MEETING AGENDA

-  VOTING AND LEGAL MATTERS

-  OUR FUNDAMENTALS

   -  Growth, Returns and Building Shareholder Value

-  OUR FOCUS
   -  Commercial Banking
   -  Asset and Wealth Management
   -  Technology based services

-  OUR FRANCHISE

-  OUR FUTURE

                            VOTING AND LEGAL MATTERS

                                   GOLD BANC


                                OUR FUNDAMENTALS

                        WE HAVE GROWN DRAMATICALLY SINCE
                      WE WENT PUBLIC FOUR YEARS AGO . . .

                                   GOLD BANC

                              GROWING TOTAL ASSETS
             (as reported, before pooling restatements in millions)

            1996              1997             1998           1999           2000
-----------------------------------------------------------------------------------------
            $377              $515            $1,111         $1,407         $2,718
-----------------------------------------------------------------------------------------

45% compound annual growth
64% CAGR in 4 years since IPO

                             INCREASING NET INCOME
             (as reported, before pooling restatements in millions)

           1996             1997          1998          1999         2000
--------------------------------------------------------------------------------
           $2.1             $3.7          $9.1          $12.9        $24.1
--------------------------------------------------------------------------------

56% compound annual growth

Note:  1999 and 2000 earnings are recurring income, without one-time charges

                           GROWING EARNINGS PER SHARE
             (as reported, before pooling restatements in ________)

                         1996          1997           1998          1999          2000
---------------------------------------------------------------------------------------------
                         $0.38         $0.39         $0.55         $0.75         $0.65
---------------------------------------------------------------------------------------------
Shares                   4,493         9,725         16,707        17,237        37,653
---------------------------------------------------------------------------------------------

Note:  1999 and 2000 EPS uses recurring income, without one-time charges

                           BUILDING RETURN ON EQUITY
                   (as reported, before pooling restatements)

                              Dec-1996         Dec-97        Dec-98        Dec-99        Dec-00
----------------------------------------------------------------------------------------------------
Gold Banc                      11.19%           9.26%        11.59%        14.63%        14.36%
----------------------------------------------------------------------------------------------------
Peer                           12.67%          12.97%        12.72%        14.06%        14.74%
----------------------------------------------------------------------------------------------------

Note:  1999 and 2000 ROE uses recurring income, without one-time charges


                           FIRST QUARTER 2001 RESULTS

-  Earnings of $6.0 million dollars

-  EPS of $0.16

-  ROAE of 14.36%

-  Non performing loans down $1.8 million or 8.9%

-  Total loans at $1.9 billion


                                   OUR FOCUS

                    We have raised the performance bar with

                             Our Financial Targets

                                   Gold Banc

                             KEY FINANCIAL TARGETS

-  Double Digit Annual EPS Growth

-  15% to 20% Return on Equity

-  Return on assets of 1.35%

-  Efficiency ratio below 50%

-  1.00% Non-interest Income as a % of AA

-  2.00% Non-interest Expense as a % of AA


                                   OUR MODEL

                      Gold Bank Kansas has established the
                       Financial Targets for the Company

                                   Gold Banc


                             GB KANSAS 1ST QTR 2001

-  Return on average assets of 1.66%

-  Return on average equity of 17.54%

-  Efficiency ratio of 48.37%

-  Non performing assets of 0.35% of AA

-  1.15% Non-interest Income as a % of AA

-  2.38% Non-interest Expense as a % of AA


                                   OUR FOCUS

                      Commercial Banking, Asset and Wealth
                    Management and Technology based services

                                   Gold Banc


                                   GOLD BANC
                              STRATEGIC DIRECTION

               Community                              Financial
               Banking                                Services


                                   GOLD BANC
                                STRATEGIC FOCUS

               Commercial                             Wealth
               Banking                                Management


                            GOLD FINANCIAL SERVICES

-  Products and services:

   - Retail brokerage, institutional sales, trust, investment advisory, asset management.

-  Customers have access to financial services:

   -  in person (financial service centers);

   -  by telephone (personal service);

   -  on the Internet (www.goldbank.com).

                      KEYS TO SUCCESS - WEALTH MANAGEMENT

-  Strong customer profitability segmentation

-  Good prospecting and lead generation processes

-  Marketing focus on deposit services, investment advisory, trust and brokerage

-  Focused incentive plans for trust, brokerage referrals

-  Standardized model to service less profitable retail deposits and loans


                                 OUR FRANCHISE

                   We have built an outstanding franchise . .

                                   Gold Banc


(Map showing the States of Kansas, Missouri, Oklahoma and Florida)

SARASOTA/BRADENTON, FL: 5th highest per capita income for a metropolitan area nationwide.

JOHNSON COUNTY, KS: Overland Park ranked tenth "best for doing business" among all cities in the U.S.

EDMOND - TULSA, OK:


                           MARKET SHARE IN KEY AREAS
                                State of Kansas

-----------------------------------------------------------------------
                                               DEPOSITS    MARKET SHARE
      HOLDING COMPANY NAME              BR.     JUN-00       JUNE-00
-----------------------------------------------------------------------
 1    BANK OF AMERICA CORP.             79     2,164,585       7.15%
-----------------------------------------------------------------------
 2    INTRUST FINANCIAL CORP.           47     1,700,160       5.61%
-----------------------------------------------------------------------
 3    COMMERCE BANCSHARES INC.          74     1,627,489       5.37%
-----------------------------------------------------------------------
 4    VALLEY VIEW BANCSHARES, INC.      21     1,220,844       4.03%
-----------------------------------------------------------------------
 5    FIRSTAR CORP.                     46     1,061,683       3.50%
-----------------------------------------------------------------------
 6    UMB FINANCIAL CORP.               34       975,165       3.22%
-----------------------------------------------------------------------
 7    FIRST NATIONAL OF NEBRASKA         6       896,928       2.96%
-----------------------------------------------------------------------
 8    GOLD BANC CORP.                   26       798,239       2.64%
-----------------------------------------------------------------------
 9    EMPRISE FINANCIAL CORPORATION     26       642,099       2.12%
-----------------------------------------------------------------------
10    SUNFLOWER BANKS, INC.             23       534,221       1.76%
-----------------------------------------------------------------------

(Dollars in thousands)


                                    KANSAS

-  Market Potential:

   -  2.7 million population
   -  7.1% growth rate during 1990s
   -  Strong growth in Johnson County (24%)
   - Deposits: $38.8 billion - $9.7 billion in current Gold markets, $7.7 in Johnson County

-  Key Competitors:

  Metro                           Rural
  -----                           -----
  - Bank of America      - Small community banks
  - Firstar              - Credit unions
  - UMB
  - FNB of Kansas

-  Deposit Market Share by County:

   50% of the counties served Ranked No 1 in market share
   53% of the cities served Ranked No 1  in market share


                           MARKET SHARE IN KEY AREAS
                               STATE OF OKLAHOMA

-----------------------------------------------------------------------
                                               DEPOSITS    MARKET SHARE
      HOLDING COMPANY NAME              BR.     JUN-00       JUNE-00
-----------------------------------------------------------------------
 1    BOK FINANCIAL CORP.               75     4,179,168      12.46%
-----------------------------------------------------------------------
 2    BANCFIRST CORP.                   94     2,231,385       6.65%
-----------------------------------------------------------------------
 3    BANKONE CORP.                     38     2,047,848       6.11%
-----------------------------------------------------------------------
 4    BANK OF AMERICA CORP.             61     2,022,302       6.03%
-----------------------------------------------------------------------
 5    LOCAL FINANCIAL CORP.             53     1,873,403       5.59%
-----------------------------------------------------------------------
 6    SOUTHWEST BANCORP INC.             7       907,487       2.71%
-----------------------------------------------------------------------
 7    ARVEST BANK GROUP, INC.           26       816,530       2.43%
-----------------------------------------------------------------------
 8    F & M BANCORPORATION               6       691,776       2.06%
-----------------------------------------------------------------------
 9    DURANT BANCORP, INCORPORATED      19       689,110       2.05%
-----------------------------------------------------------------------
10    GOLD BANC CORP.                   24       676,391       2.02%
-----------------------------------------------------------------------

(Dollars in thousands)


                                   OKLAHOMA

-  Market Potential:

   -  3.4 million population
   -  6.8% growth rate during 1990s
   - Reasonable growth in Tulsa County (8.9%) with strong growth in Canadian and Texas counties
   -  Deposits: $36.6 billion - $18.85  billion in current
      Gold markets, $8 billion in Tulsa, $8.3 billion in OKC, $3.2 billion in Gold rural markets

-  Key Competitors:

   Metro                   Rural
   -----                   -----

   - Bank of Oklahoma      - Mid-First
   - Bank One              - Small community banks
   - Bank of America       - Credit unions
   - F&M Bank and Trust

-  Deposit Market Share by County

   62.5% of the cities served, Ranked No 1  in market share


                           MARKET SHARE IN KEY AREAS

                            Manatee County, Florida

-----------------------------------------------------------------------
                                               DEPOSITS    MARKET SHARE
      HOLDING COMPANY NAME              BR.     JUN-00       JUNE-00
-----------------------------------------------------------------------
 1    BANK OF AMERICA CORP.             24     940,928        36.39%
-----------------------------------------------------------------------
 2    SOUTHTRUST CORP.                  19     299,305        11.58%
-----------------------------------------------------------------------
 3    GOLD BANC CORP.                    7     267,881        10.36%
-----------------------------------------------------------------------
 4    REPUBLIC BANCSHARES INC.           7     197,813         7.65%
-----------------------------------------------------------------------
 5    FIRST NATIONAL BANCSHARES INC.     7     161,287         6.24%
-----------------------------------------------------------------------
 6    FIRST UNION CORP.                  9     159,304         6.16%
-----------------------------------------------------------------------
 7    REGIONS FINANCIAL CORP.            4     149,066         5.76%
-----------------------------------------------------------------------
 8    NORTHERN TRUST CORP.               3     117,393         4.54%
-----------------------------------------------------------------------
 9    HUNTINGTON BANCSHARES INC.         5     100,568         3.89%
-----------------------------------------------------------------------
10    SUNTRUST BANKS INC.                3      57,294         2.22%
-----------------------------------------------------------------------

(Dollars in thousands)

                                    FLORIDA

-  Market Potential:

   -  15.1 million population/244,000 in Manatee County
   -  16.8% growth rate during 1990s/15% growth in Manatee County
   -  298,000 "wealthy" households in Florida
   -  Deposits: $21.5 billion in current Gold markets

-  Key Competitors:

   -  Bank of America
   -  First Union
   -  SunTrust
   -  SouthTrust

-  Situation Assessment:

   -  Rated No 3 in Deposit Market Share for Manatee County

   - Rated No 3 in Deposit Market Share for Bradenton, Ellenton and No 4 in Palmetto and Ruskin


                 "AMERICAN BANK, RATED THE NO 1 COMMUNITY BANK
                                  OF CHOICE"

                             - THE BRADENTON HERALD


                           WHAT MAKES OUR MODEL WORK?

Customers have 24-hour a day access to us:

   -  in person;

   -  by telephone;

   -  by computer.

Customers receive responsive service:

   -  Decentralized decision making;

   - Centralized operational support and roll-out of new products and services allow our bankers to focus on sales and customer service;

                     FOUR KEY ATTRIBUTES MAKE OUR COMMUNITY

                         BANKING MODEL SUCCESSFUL . . .

-  Local decision making;

- Embrace the social, civic and economic responsibilities of our communities (41 communities; 61 locations; 4 states);

-  Focus on Commercial banking (middle market customers and small business);

-  Cross-sell Gold's financial products which include:

   -  Banking (commercial, personal and Internet banking, insurance);

   - Asset and wealth management (retail brokerage, institutional sales, trust, investment advisory, asset management);

   -  Networked financial services (technology-based products).

                              COMMUNITY LEADERSHIP

GOLD BANK OFFICERS SHOULD SEEK POSITIONS PRIMARILY WITHIN ECONOMIC DEVELOPMENT, PHILANTHROPIC AND BUSINESS ORGANIZATIONS . . .

   - In which they can influence the achievement of the mission and interact with participants, and

   -  Are within the geographic territory they serve.


                   IN THE LAST YEAR WE HAVE TAKEN ACTIONS TO
           CREATE A PLATFORM FOR SIGNIFICANTLY IMPROVED RESULTS . . .

                                   Gold Banc


                                KEY 2000 ACTIONS

-  We completed major acquisitions

-  We added new business lines

-  We made our operations more efficient

-  We closed an unprofitable business


                                   OUR FUTURE

                        GOLD BANC IN THE NEW MILLENNIUM

                                   Gold Banc


"WE CONTINUE TO BELIEVE THAT TOMORROW'S MOST SUCCESSFUL BANKS WILL BE BUILT ON FOCUS, NOT DIVERSITY."


- LLOYDS/TSB ANNUAL REPORT

                           WE ARE GIVING TOP PRIORITY
                           TO FOUR INITIATIVES . . .

-  Realizing growth potential to metropolitan markets

-  Growing asset and wealth management business

-  Developing new services for business customers

-  Continuing to strengthen internal productivity & efficiency


                          WHAT YOU SHOULD EXPECT FROM
                            GOLD BANC IN 2001 . . .

-  Growth in our three business lines

-  Improved returns

-  Greater efficiency


                             KEY FINANCIAL TARGETS

-  Double Digit Annual EPS Growth

-  15% to 20% Return on Equity

-  Return on assets of 1.35%

-  Efficiency ratio below 50%

-  1.00% Non-interest Income as a % of AA

-  2.00% Non-interest Expense as a % of AA


                            THANK YOU FOR ATTENDING

                                OUR PRESENTATION

                                   Gold Banc

                                More Than Money

                          FORWARD LOOKING INFORMATION

The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; 94) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.